UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 18, 2005

THE GOLDFIELD CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-7525	88-0031580

(Commission File Number)	(I.R.S. Employer Identification No.)

1684 W. Hibiscus Boulevard, Melbourne, Florida	32901

(Address of Principal Executive Offices)	(Zip Code)

(321) 724-1700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 1.01 – Entry Into a Material Definitive Agreement

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Item 8.01 – Other events

Item 9.01 - Financial Statements and Exhibits

Signature
Exhibit Index

Item 1.01 – Entry Into a Material Definitive Agreement.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 18, 2005, Pineapple House of Brevard, Inc. (“Pineapple House”), a wholly owned subsidiary of The Goldfield Corporation (“Goldfield” or the “Company”), and Branch Banking and Trust Company (the “Bank”) entered into a $14,000,000 Loan Agreement for Construction and Other Matters (the “Loan Agreement”) and other related ancillary agreements. Each of Goldfield and its wholly owned subsidiaries Southeast Power Corporation (“Southeast Power”), Bayswater Development Corporation (“Bayswater”), and Oak Park of Brevard, Inc. (“Oak Park”), has agreed to guarantee Pineapple House’s obligations under the Loan Agreement on a joint and several basis, and is hereinafter referred to as a “Guarantor.”

Under the Loan Agreement, the Bank agreed to make a certain revolving line of credit loan available to Pineapple House up to a maximum principal amount of $14.0 million (the “Loan”), subject to the terms and conditions set forth therein. The proceeds of the Loan will be used by Pineapple House to fund the construction of residential condominium units.

The Loan will mature, and all amounts due to the Bank under the Loan Agreement and the related Revolving Credit Promissory Note (the “Note”), will be due and payable in full on November 18, 2007. At the Bank’s option, the loan may be extended for two eighteen-month periods upon payment of a fee to the Bank in connection with each extension. These extensions do not necessarily provide for future advances, but solely for extension and preservation of the commitment related to the construction of a second and third building on the Pineapple House site. Until maturity, the Company must make monthly payments of interest to the Bank in arrears at interest rates determined and upon the terms and conditions as set forth in the Note and the Loan Agreement.  Advances under the Loan Agreement will bear interest at a rate per annum equal to 30 day LIBOR (as defined in the Note) plus 1.850%, which will be adjusted monthly. The initial interest rate for advances is 5.94%.

The obligations of Pineapple House and the Guarantors pursuant to the Loan Agreement and related Loan Documents is secured by the grant of a mortgage and security interest with respect to the land associated with the Pineapple House project, all improvements thereto, fixtures located thereon and personal property associated therewith, including all licenses, permits, plans and specifications relating to the development of the land as referenced in the Mortgage and Security Agreement between Pineapple House and the Bank dated November 18, 2005.

The Loan Agreement includes covenants and agreements that are customary for loan agreements of this type, and also provides that construction on the initial phase of the Pineapple House development must be completed by October 1, 2007. In addition, the Loan Agreement includes a cross default provision pursuant to which a default under the Loan Agreement constitutes a default with respect to all other indebtedness of the Company, Southeast Power, Bayswater, Pineapple House or Oak Park to the Bank and a default under any other loan agreement of Goldfield or any of the foregoing affiliates constitutes a default under the Loan Agreement.

The Loan Agreement is in addition to three lines of credit entered into by Goldfield and its affiliates with the Bank on August 26, 2005, a $1.0 million working capital loan, a $2.0 million equipment loan and a $6.0 million real estate loan, which are described in Goldfield’s Current Report on Form 8-K filed September 1, 2005. Pursuant to the Loan Agreement, Goldfield has agreed that $1.0 million of the $6.0 million real estate loan will not be available to Goldfield until a specified level of progress with respect to the concrete structure has been achieved on the initial phase of Pineapple House.

The foregoing description of the Loan Documents does not purport to summarize all of the provisions of the Loan Documents and is qualified in its entirety by reference to the Loan Documents filed as Exhibit 10-1, Exhibit 10-2, Exhibit 10-3 and Exhibit 10-4 to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 8.01 – Other events

On November 22, 2005, The Goldfield Corporation issued a press release announcing it is commencing construction on Pineapple House, its latest luxury waterfront development in Florida.

Item 9.01 - Financial Statements and Exhibits.

     (d)  Exhibits.

Number	Description

Exhibit 10-1	Loan Agreement for Construction and Other Matters, dated November 18, 2005, between Pineapple House of Brevard, Inc. and Branch Banking and Trust Company Relating to Loans of up to $14.0 million

Exhibit 10-2	Mortgage and Security Agreement, dated November 18, 2005, between Pineapple House of Brevard, Inc. and Branch Banking and Trust Company Relating to Loans of up to $14.0 million

Exhibit 10-3	Revolving Line of Credit Promissory Note, dated November 18, 2005, between Pineapple House of Brevard, Inc. and Branch Banking and Trust Company Relating to Loans of up to $14.0 million

Exhibit 10-4	Form of Guaranty

Exhibit 99-1	Press release dated November 22, 2005 announcing the commencement of construction of Pineapple House, Goldfield’s latest waterfront development.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDFIELD CORPORATION

	By:	/s/ Stephen R. Wherry

	Name:	Stephen R. Wherry
	Title:	Vice President, Chief Financial Officer (Principal Financial Officer), Treasurer, Assistant Secretary and Principal Accounting Officer

Dated: November 22, 2005

Exhibit Index

Number	Description

Exhibit 10-1	Loan Agreement for Construction and Other Matters, dated November 18, 2005, between Pineapple House of Brevard, Inc. and Branch Banking and Trust Company Relating to Loans of up to $14.0 million

Exhibit 10-2	Mortgage and Security Agreement, dated November 18, 2005, between Pineapple House of Brevard, Inc. and Branch Banking and Trust Company Relating to Loans of up to $14.0 million

Exhibit 10-3	Revolving Line of Credit Promissory Note, dated November 18, 2005, between Pineapple House of Brevard, Inc. and Branch Banking and Trust Company Relating to Loans of up to $14.0 million

Exhibit 10-4	Form of Guaranty

Exhibit 99-1	Press release dated November 22, 2005 announcing the commencement of construction of Pineapple House, Goldfield’s latest waterfront development.